UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 2, 2023

VERISK ANALYTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-34480	26-2994223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

545 Washington Boulevard Jersey City, New Jersey 07310
(Address of Principal Executive Offices)

(201) 469-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 2, 2023, Verisk Analytics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and BofA Securities, Inc. and HSBC Securities (USA) Inc. as representatives of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $500,000,000 aggregate principal amount of its 5.750% Senior Notes due 2033 (the “Securities”). The Securities, which were offered and sold pursuant to the Underwriting Agreement, are registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-237408), filed on March 26, 2020.

On March 7, 2023, the Company and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, N.A., as trustee (the “Trustee”) entered into a third supplemental indenture to the Base Indenture (the “Third Supplemental Indenture,” and the together with the Base Indenture, the “Indenture”), providing for the issuance of the Securities.

The Securities bear interest at 5.750% per annum and will mature on April 1, 2033. Interest on the Securities is payable on April 1 and October 1 of each year beginning October 1, 2023. At any time and from time to time prior to January 1, 2033, the Company may redeem the Securities, in whole or in part, at a “make-whole” redemption price as described in the Indenture. At any time and from time to time on or after January 1, 2033, the Company may redeem some or all of the Securities at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the redemption date as described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of its subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Company to consolidate, merge or transfer all or substantially all of their assets, and requires the Company to offer to repurchase the notes of either series upon certain change of control events.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Securities are qualified in their entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1, the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 6, 2019, and the Third Supplemental Indenture (including the forms of the Securities attached thereto), which is filed herewith as Exhibit 4.1, each incorporated by reference herein. The form of the Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 2, 2023, by and among Verisk Analytics, Inc. and BofA Securities, Inc. and HSBC Securities (USA) Inc. as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated March 7, 2023, between Verisk Analytics, Inc. and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, N.A., as Trustee.

4.2	Form of 5.750% Senior Notes due 2033.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: March 7, 2023	By:	/s/ Kathy Card Beckles
Name: Kathy Card Beckles
Title: Executive Vice President and Chief Legal Officer